UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): October 30, 2020

PACIFIC DRILLING S.A.

(Exact name of registrant as specified in its charter)

Grand Duchy of Luxembourg	001-35345	Not Applicable
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
8-10, Avenue de la Gare L-1610 Luxembourg		Not Applicable
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: +352 27 85 81 35

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common shares, par value $0.01 per share	PACD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

Item 1.01.Entry into a Material Definitive Agreement.

Restructuring Support Agreement

On October 30, 2020, Pacific Drilling S.A. and certain of its direct and indirect wholly-owned subsidiaries (collectively the “Company”) entered into a Restructuring Support Agreement (the “RSA”) with certain holders (the “Consenting Creditors”) of the Company’s outstanding 8.375% First Lien Notes due 2023 (the “First Lien Notes”) and outstanding 11.000% / 12.000% Second Lien PIK Notes due 2024 (the “Second Lien PIK Notes” and, together with the First Lien Notes, the “Notes”).

As set forth in the RSA, including in the term sheets attached thereto (the “Term Sheets”), the parties to the RSA have agreed to the principal terms of a proposed financial restructuring (the “Restructuring”) of the Company. The Restructuring contemplates the filing of voluntary cases (the “Chapter 11 Cases”) by the Company under Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”) and the implementation of the Restructuring through a prearranged joint Chapter 11 plan of reorganization (the “Plan of Reorganization”). The Restructuring further requires a parallel insolvency proceeding for the Company’s wholly-owned subsidiary, Pacific Drilling Company Limited, in a court of competent jurisdiction in the Cayman Islands (the “Cayman Proceedings”) in order to effectuate and gain recognition of the Restructuring in the Cayman Islands.

The RSA and the Term Sheets provide, among other things, as follows:

(a)	Distributions to Secured Creditors.
(i)	First Lien Notes Claims. Each holder of an allowed First Lien Notes claim, on the Plan of Reorganization effective date, or as soon as reasonably practicable thereafter, in full and final satisfaction, compromise, settlement, release, and discharge of and in exchange for such First Lien Notes claim, shall receive its pro rata share of 91.5% of the new equity interests to be issued by Pacific Drilling Company Limited, as reorganized pursuant to the Plan of Reorganization (the “New PDC Equity”), subject to dilution on account of the equity issued, if any, pursuant to the New 2L Warrants (as defined below) and pursuant to a management incentive plan providing for issuance of up to eight percent (8%) of the New PDC Equity (the “Management Incentive Plan”), and cash sufficient to satisfy any accrued and unpaid indenture trustee fees and expenses pursuant to the First Lien Notes indenture.
(ii)	Second Lien PIK Notes Claims. Each holder of an allowed Second Lien PIK Notes claim, on the Plan of Reorganization effective date, or as soon as reasonably practicable thereafter, in full and final satisfaction, compromise, settlement, release, and discharge of and in exchange for such Second Lien PIK Notes claim, shall receive: (i) its pro rata share of 8.5% of the New PDC Equity, subject to dilution on account of the equity issued, if any, pursuant to the Management Incentive Plan and New 2L Warrants; and (ii) new 7-year warrants (the “New 2L Warrants”) to purchase its pro rata share of 15% of the New PDC Equity exercisable at a strike price equivalent to an equity value of Pacific Drilling Company Limited, as reorganized pursuant to the Plan of Reorganization, of $750 million, and (iii) cash sufficient to satisfy any accrued and unpaid indenture trustee fees and expenses pursuant to the Second Lien PIK Notes indenture.
(b)	General Unsecured Creditors. Holders of general unsecured claims will receive no recovery under the Plan of Reorganization.
(c)	Existing Equityholders in the Company. Holders of beneficial equity interests in the Company will receive no recovery under the Plan of Reorganization and all such equity shall be cancelled, released, extinguished, and discharged, and title to such interests will be deemed transferred to a designated estate representative for the purposes of and as further described in the Plan of Reorganization.

(d)	The Exit Facility. On the effective date of the Plan of Reorganization, the reorganized Company shall enter into a new senior secured delayed draw term loan credit facility in the aggregate principal amount of up to $80 million (the “Exit Facility”), which shall be secured by first priority liens on all Collateral (as defined in the Term Sheets) and backstopped by certain holders of the First Lien Notes.
(e)	Backstop Commitment Letter: Certain holders of First Lien Notes, who are also Consenting Creditors under the RSA, have agreed to enter into a backstop commitment letter with the Company prior to the Petition Date (as defined in Item 2.04 below) to backstop the Exit Facility pursuant to the terms and conditions in the Backstop Commitment Letter (as defined below).
(f)	Milestones: The Company has agreed to comply with the following milestones with respect to the Restructuring:
(i)	By 11:59 p.m. (prevailing Eastern Time) on October 31, 2020, the date for the commencement of the Chapter 11 Cases shall have occurred;
(ii)	On the Petition Date, the Company shall have filed those certain operational and administrative first day pleadings, including a motion seeking approval to use Cash Collateral (as defined in the RSA), the Plan of Reorganization, the related disclosure statement, a motion seeking approval of the Plan of Reorganization, the related disclosure statement, and the solicitation materials and procedures set forth therein;
(iii)	No later than 5 calendar days after the Petition Date, the Bankruptcy Court shall have entered an interim order governing the use of the Company’s Cash Collateral;
(iv)	No later than 16 calendar days after the Petition Date, the Bankruptcy Court shall have entered an order conditionally approving the disclosure statement;
(v)	No later than 30 calendar days after the Petition Date, the Bankruptcy Court shall have entered the final order governing the use of the Company’s Cash Collateral;
(vi)	No later than 55 calendar days after the Petition Date, the Bankruptcy Court shall have entered an order confirming the Plan of Reorganization (the “Confirmation Order”);
(vii)	No later than 59 calendar days after the Petition Date and before entry of the Confirmation Order, the Cayman Islands court presiding over the Cayman Proceedings shall have entered all orders and confirmations (i.e., the sealed validation completing the Cayman Proceedings) relating to the Cayman Proceedings and such orders shall not be stayed, modified, revised, or vacated and shall not be subject to any pending appeal; and
(viii)	No later than 61 calendar days after the Petition Date, the Plan of Reorganization effective date shall have occurred.

(g)	Employee Matters. Certain severance arrangements and agreements in place with the Company’s executive officers and vice presidents will be amended to, among other things: (i) clarify that the Restructuring will not constitute a “change of control” for purposes of such arrangements and agreements, and (ii) provide for a $1 million pro rata reduction to the severance payments that would be due the Company’s five named executive officers in connection with a qualifying termination following a change of control if the change of control occurs prior to August 3, 2021. In addition, the terms of the prepaid retention and incentive awards received by the Company’s five named executive officers in August 2020 will be amended to extend the applicable clawback period to the earlier of the consummation of a change of control or August 3, 2021.

The foregoing description of the RSA and Term Sheets does not purport to be complete and is qualified in its entirety by reference to the full text of the RSA and the Term Sheets, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference in this Item 1.01.

Any new securities to be issued pursuant to the Restructuring will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws, but will be issued pursuant to an exemption from such registration provided in Section 1145 of the Bankruptcy Code. This Current Report on Form 8-K does not constitute an offer to sell or buy, nor the solicitation of an offer to sell or buy, any securities referred to herein, nor is this Current Report on Form 8-K a solicitation of consents to or votes to accept any Chapter 11 plan of reorganization. Any solicitation or offer will only be made pursuant to a court approved disclosure statement and only to such persons and in such jurisdictions as is permitted under applicable law.

Delayed-Draw Exit Facility Backstop Commitment Letter

On October 30, 2020, the Company entered into a Commitment Letter (the “Backstop Commitment Letter”) with certain of the Consenting Creditors (such Consenting Creditors, the “Backstop Commitment Parties”).

The Backstop Commitment Parties have committed to provide the Exit Facility, upon the Company’s emergence from bankruptcy on the terms and subject to the conditions of the Backstop Commitment Letter.  As consideration for the commitment by the Backstop Commitment Parties, the Company has paid in cash a put option premium (the “Put Option Premium”) of 5.0% of each Backstop Commitment Party’s commitment under the Backstop Commitment Letter.

The transactions contemplated by the Backstop Commitment Letter are conditioned upon the satisfaction or waiver of customary conditions for transactions of this nature, including, without limitation, (i) the satisfaction of at least two (2) non-affiliated first lien Consenting Creditors represented by Akin Gump Strauss Hauer & Feld LLP that collectively hold at least a majority of the aggregate backstop commitments held by all Backstop Commitment Parties with the form and substance of the definitive financing documentation, (ii) the payment of all reasonable and documented out-of-pocket costs, fees, expenses and other compensation payable to the administrative agent and the Backstop Commitment Parties (including, without limitation, the Put Option Premium), (iii) the execution and delivery of definitive loan documents related to the Exit Facility that are consistent with the terms set forth in the Backstop Commitment Letter and (iv) the consummation of the restructuring transactions before or substantially concurrently with the entry of the definitive financing documentation, to the extent required under the RSA.

The foregoing description of the Backstop Commitment Letter does not purport to be complete and is qualified in its entirety by the full text of the Backstop Commitment Letter, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated by reference into this Item 1.01.

Item 1.02.Termination of a Material Definitive Agreement.

On October 30, 2020, the Company repaid in full all amounts due and payable under its first lien, superpriority revolving credit agreement, dated as of February 7, 2020 (as amended, supplemented or otherwise modified, the “Credit Agreement”) with the lenders from time to time party thereto and Angelo, Gordon Energy Servicer, LLC, as administrative agent (the “Administrative Agent”).  Upon such repayment in accordance with the payoff  letter, dated October 29, 2020 by and between the Company and the Administrative Agent, the Credit Agreement and all commitments thereunder were terminated, all liens and security interests granted to secure the obligations under the Credit Agreement were automatically terminated, and the Company and its agents and designees were authorized to file such termination statements and releases in order to permit the termination of such liens and security interests.

Item 1.03.Bankruptcy or Receivership.

On October 30, 2020 (the “Petition Date”), the Company commenced the Chapter 11 Cases under the Bankruptcy Code in the United States Bankruptcy Court for the Southern District of Texas, Houston Division (the “Bankruptcy Court”) and commenced insolvency proceedings in the Cayman Islands whereby the Company initiated the pre-presentation process for the Company’s wholly-owned, Cayman Islands subsidiary, Pacific Drilling Company Limited,  in the Grand Court of the Cayman Islands Financial Services Division. The Company has filed a motion with the Bankruptcy Court seeking to jointly administer the Chapter 11 Cases under the caption “In re: Pacific Drilling S.A., et al.” The Company will continue to operate its business as a “debtor-in-possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court.

The Chapter 11 Cases and Cayman Proceedings were filed in order to effect the Company’s Plan of Reorganization and implement the Restructuring. Copies of the Plan of Reorganization and associated disclosure statement and further information about the Chapter 11 Cases can be found at http://cases.primeclerk.com/pacificdrilling2020.

Item 2.04.Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The commencement of the Chapter 11 Cases constitutes an event of default that accelerated the obligations under the Company’s debt instruments listed below (collectively, the “Debt Documents”). Any efforts to enforce such payment obligations under the Debt Documents are automatically stayed as a result of the filing of the Chapter 11 Cases and the holders’ rights of enforcement in respect of the Debt Documents are subject to the applicable provisions of the Bankruptcy Code.

•	Indenture, dated as of September 26, 2018, by and among the Company, as successor in interest to Pacific Drilling First Lien Escrow Issuer Limited, as issuer, Wilmington Trust, National Association, as trustee and as collateral agent, and the guarantors named therein, of the 8.375% First Lien Notes due 2023 (as amended, restated, supplemented or otherwise modified from time to time in accordance with its terms).

•	Indenture, dated as of September 26, 2018, by and among the Company, as successor in interest to Pacific Drilling Second Lien Escrow Issuer Limited, as issuer, Wilmington Trust, National Association, as Trustee and as Junior Lien Collateral Agent, and the guarantors named therein, of the 11.000% / 12.000% Second Lien PIK Notes due 2024 (as amended, restated, supplemented or otherwise modified from time to time in accordance with its terms).

Item 7.01.Regulation FD Disclosure.

On October 30, 2020, the Company issued a press release announcing the signing of the RSA and commencement of the Chapter 11 Cases. A copy of the press release is being furnished as Exhibit 99.1 and is incorporated into this Item 7.01 by reference.

In connection with the Company’s discussions with the Consenting Creditors and their financial and legal advisors regarding the Restructuring, and leading up to the execution of the RSA and Term Sheets, on July 20, 2020, the Company entered into confidentiality agreements with the Consenting Creditors, pursuant to which the Company provided certain confidential information to the Consenting Creditors and agreed to publicly disclose such information upon the occurrence of certain events (the “Cleansing Materials”), including: (i) a management presentation, dated July 21, 2020, prepared by the Company and provided to the Consenting Creditors, which is attached hereto as Exhibit 99.2, (ii) a management presentation, dated August 18, 2020, prepared by the Company and provided to the Consenting Creditors, which is attached hereto as Exhibit 99.3, and (iii) a summary of certain compensation and benefits information dated September 1, 2020 provided to the Consenting Creditors, which is attached hereto as Exhibit 99.4.

The Cleansing Materials are based solely on information available to the Company as of the dates of the Cleansing Materials and were not prepared with a view toward public disclosure. The Cleansing Materials should not be relied on by any party for any reason.

The information contained in this Item 7.01 and Exhibits 99.1 through 99.4 to this Current Report on Form 8-K shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that Section, and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

By filing this Current Report on Form 8-K and furnishing this information, the Company makes no admission as to the materiality of any information contained in this Current Report on Form 8-K. The Company undertakes no duty or obligation to publicly update or revise the information contained in this Current Report on Form 8-K, although the Company may do so from time to time as management believes is warranted.

Forward-Looking Statements

Certain statements and information contained in this Current Report on Form 8-K and the furnished exhibits constitute “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, and are generally identifiable by their use of words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “forecast,” “intend,” “our ability to,” “may,” “plan,” “potential,” “predict,” “project,” “projected,” “should,” “will,” “would,” or other similar words which are not generally historical in nature. The forward-looking statements speak only as of the date of this Current Report on Form 8-K, and the Company undertakes no obligation to publicly update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events or otherwise.

The Company’s forward-looking statements express the Company’s current expectations or forecasts of possible future results or events, including the potential outcome of the Chapter 11 Cases; the future impact of the COVID-19 pandemic on the Company’s business, future financial and operational performance and cash balances; the Company’s future liquidity position and future efforts to improve its liquidity position; revenue efficiency levels; market outlook; forecasts of trends; future client contract opportunities; future contract dayrates; the Company’s business strategies and plans or objectives of management; estimated duration of client contracts; backlog; expectations regarding the outcome of the ongoing bankruptcy proceedings of the Company’s two subsidiaries against whom the arbitration award related to the drillship known as the Pacific Zonda in favor of Samsung Heavy Industries Co. Ltd. (“SHI”) was rendered and the potential impact of the arbitration tribunal’s decision on the Company’s future operations, financial position, results of operations and liquidity.

Although the Company believes that the assumptions and expectations reflected in its forward-looking statements are reasonable and made in good faith, these statements are not guarantees, and actual future results may differ materially due to a variety of factors. These statements are subject to a number of risks and uncertainties and are based on a number of judgments and assumptions as of the date such statements are made about future events, many of which are beyond the Company’s control. Actual events and results may differ materially from those anticipated, estimated, projected or implied by the Company in such statements due to a variety of factors, including if one or more of these risks or uncertainties materialize, or if the Company’s underlying assumptions prove incorrect.

Important factors that could cause actual results to differ materially from the Company’s expectations include:

•	the potential outcome of the Chapter 11 Cases;
•	evolving risks from the COVID-19 outbreak and resulting significant disruption in international economies, and international financial and oil markets, including a substantial decline in the price of oil during 2020, which if sustained would continue to have a material adverse effect on our financial condition, results of operations and cash flow;
•	changes in actual and forecasted worldwide oil and gas supply and demand and prices, and the related impact on demand for the Company’s services;
•	the offshore drilling market, including changes in capital expenditures by the Company’s clients;
•	rig availability and supply of, and demand for, high-specification drillships and other drilling rigs competing with the Company’s fleet;
•	the Company’s ability to enter into and negotiate favorable terms for new drilling contracts or extensions of existing drilling contracts;
•	the Company’s ability to successfully negotiate and consummate definitive contracts and satisfy other customary conditions with respect to letters of intent and letters of award that the Company receives for its drillships;
•	actual contract commencement dates;

•	possible cancellation, renegotiation, termination or suspension of drilling contracts as a result of mechanical difficulties, performance, market changes or other reasons;
•	costs related to stacking of rigs and costs to reactivate a stacked rig;
•	downtime and other risks associated with offshore rig operations, including unscheduled repairs or maintenance, relocations, severe weather or hurricanes or accidents;
•	the Company’s small fleet and reliance on a limited number of clients;
•	the outcome of the Company’s subsidiaries’ bankruptcy proceedings and any actions that SHI or others may take in the bankruptcy or other proceedings against the Company and its subsidiaries;

•	the Company’s ability to continue as a going concern;

•	the Company’s ability to obtain Bankruptcy Court approval with respect to motions or other requests made to the Bankruptcy Court in the Chapter 11 Cases;

•	the Company’s ability to confirm and consummate the Plan of Reorganization;

•	the effects of the Chapter 11 Cases on the Company’s operations and agreements, including its relationships with employees, regulatory authorities, customers, suppliers, banks and other financing sources, insurance companies and other third parties;

•	the length of time that the Company will operate under Chapter 11 protection and the continued availability of operating capital during the pendency of the Chapter 11 Cases;

•	risks associated with third-party motions in the Chapter 11 Cases, which may interfere with the Company’s ability to confirm and consummate the Plan of Reorganization;

•	increased advisory costs to execute the Plan of Reorganization;

•	the potential adverse effects of the Chapter 11 Cases on the Company’s liquidity, results of operations, or business prospects;

•	increased administrative and legal costs related to the Chapter 11 Cases and other litigation and the inherent risks involved in a bankruptcy process;

•	the potential effects of the expected delisting of our common shares from trading on the New York Stock Exchange; and
•	the other risk factors described under the heading “Risk Factors” in Part I Item 1A. of the Company’s annual report on Form 10-K for the year ended December 31, 2019 (the “2019 Annual Report”), as updated in Part II, Item 1A of the Company’s quarterly report on Form 10-Q for the period ended June 30, 2020 (the “Second Quarter 2020 10-Q”).

All forward-looking statements in this report are expressly qualified in their entirety by the cautionary statements in this section and the “Risk Factors” section in the Company’s 2019 Annual Report and in the Second Quarter 2020 10-Q. Additional factors or risks that we currently deem immaterial, that are not presently known to the Company, that arise in the future or that are not specific to the Company could also cause the Company’s actual results to differ materially from the Company’s expected results. Given these uncertainties, you are cautioned not to unduly rely on the Company’s forward-looking statements, which speak only as of the date made. The Company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or developments, changed circumstances or otherwise. Further, the Company may make changes to its business strategies and plans at any time and without notice, based on any changes in the above-listed factors, its assumptions or otherwise, any of which could materially affect the Company’s results.

Item 9.01.Financial Statements and Exhibits.

(d)Exhibits.

Exhibit No.	Description
10.1†

Restructuring Support Agreement, dated October 30, 2020 by and among the Company, certain of the Company’s direct and indirect wholly-owned subsidiaries and the Consenting Creditors, together with its respective attachments (including the Term Sheets).

10.2†	Backstop Commitment Letter, dated October 30, 2020 by and among the Company and certain of the Consenting Creditors.
99.1	Press Release, dated October 30, 2020.
99.2	Management presentation dated July 21, 2020.
99.3	Management presentation dated August 18, 2020.
99.4	Pacific Drilling Compensation and Benefits Summary dated September 1, 2020.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

† Portions of this exhibit are redacted pursuant to Item 601(b)(10)(iv) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Pacific Drilling S.A.
(Registrant)

Dated: October 30, 2020	By	/s/ Lisa Manget Buchanan
Lisa Manget Buchanan
SVP, General Counsel & Secretary